WEYERHAEUSER Investor Presentation December 2021 Exhibit 99.1

This presentation contains statements and depictions that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, with respect to the following: future goals and prospects; business strategies; factors affecting market supply of lumber; key initiatives; expected levels of demand and market drivers for our products, including expected growth projections in U.S. housing demand and repair and remodel activity; market dynamics; the number of HBU acres in our portfolio and our 2021 Adjusted EBITDA outlook for our Real Estate and Energy and Natural Resources business; updates to our fourth quarter 2021 Wood Products business outlook; projections relating to the future growth, value and performance of our timberlands portfolio as well as the future growth, productivity and reliability of our wood products businesses, including our ability to operate profitably through the economic cycle; our new cash dividend framework, base dividend sustainability and growth, calculation and payment of supplemental cash dividends and return of cash as a percentage of Adjusted Funds Available for Distribution (Adjusted FAD), including expected supplemental dividends and potential future dividends per share projections; plans for future share repurchases; capital structure, credit ratings, future debt maturities, liability management, and revolving line of credit capacity; our outlook for capital expenditures across the company; plans to upgrade and maximize the value of our timberland portfolio; operational excellence targets and creation of long-term shareholder value; and our ambitions set forth in our “3 by 30” sustainability goals, including without limitation our greenhouse gas emissions reduction targets; and our new climate solutions business and related plans, including projections for adjusted EBITDA and growth in demand for climate change mitigation and carbon markets. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and may be identified by our use of certain words in such statements, including without limitation words such as “anticipate,” “believe,” “committed,” “continue,” “continued,” “could,” “estimate,” “expect,” “forecast,” “goal,” “growing,” “maintain,” “outlook,” “plan,” “sustainable,” “target,” “will,” “would” and similar words and terms and phrases using such terms and words. Depictions or illustrations that constitute forward-looking statements may be identified by graphs, charts or other illustrations indicating expected or predicted occurrences of events, trends, conditions, performance or achievements at a future date or during future time periods. We may refer to assumptions, goals, targets, or expected performance through, or events to occur by or at, a future date, and such references may also constitute forward-looking statements. Forward-looking statements are based on our current expectations and assumptions. The realization of our expectations and the accuracy of our assumptions are subject to a number of risks and uncertainties that are difficult to predict and often are beyond the company’s control. These and other factors could cause one or more of our expectations to be unmet, one or more of our assumptions to be materially inaccurate or actual results to differ materially from those expressed or implied in our forward-looking statements or all of the foregoing. Such uncertainties and other factors include without limitation: the effect of general economic conditions, including employment rates, interest rate levels, inflation, housing starts, general availability of financing for home mortgages and the relative strength of the U.S. dollar; the effects of COVID-19 and other viral or disease outbreaks, including but not limited to any related regulatory restrictions or requirements, and their potential impacts on our business, results of operations, cash flows, financial condition and future prospects; market demand for the company's products, including market demand for our timberland properties with higher and better uses, which is related to, among other factors, the strength of the various U.S. business segments and U.S. and international economic conditions; changes in currency exchange rates, particularly the relative value of the U.S. dollar to the Japanese yen, the Chinese yuan, and the Canadian dollar, and the relative value of the euro to the yen; restrictions on international trade and tariffs imposed on imports or exports; the availability and cost of shipping and transportation; economic activity in Asia, especially Japan and China; performance of our manufacturing operations, including maintenance and capital requirements; potential disruptions in our manufacturing operations; the level of competition from domestic and foreign producers; the success of our operational excellence initiatives; the successful and timely execution of our strategic acquisitions strategy, including the successful integration of our acquisitions and our ability to realize expected benefits and synergies, and the successful and timely execution of our strategic divestitures, each of which could be subject to a number of risks and conditions beyond our control including, but not limited to, the availability of acquisition opportunities and market demand for our divestiture properties, timing, required regulatory approvals or the occurrence of any event, change or other circumstances that could give rise to a termination event under the terms of the governing transaction agreements; raw material availability and prices; the effect of weather; changes in global or regional climate conditions, including legal, governmental or market responses to any such changes or the anticipation of such changes; the risk of loss from fires, floods, windstorms, hurricanes, pest infestation and other natural disasters; energy prices; availability and costs for transportation and labor; federal tax policies; the effect of forestry, land use, environmental and other governmental regulations; legal proceedings; the performance of pension fund investments and related derivatives; the effect of timing of employee retirements and changes in the market price of our common stock on charges for share-based compensation; the accuracy of our estimates of costs and expenses related to contingent liabilities and charges related to casualty losses; changes in accounting principles; and other risks and uncertainties identified in our 2020 Annual Report on Form 10-K, as well as those set forth from time to time in our other public statements and reports, including reports, registration statements, prospectuses, information statements and other filings with the SEC. It is not possible to predict or identify all risks and uncertainties that might affect the accuracy of our forward-looking statements and, consequently, our descriptions of such risks and uncertainties should not be considered exhaustive. There is no guarantee that any of the events anticipated by these forward-looking statements will occur, and if any of the events do occur, there is no guarantee what effect they will have on the company's business, results of operations, cash flows, financial condition and future prospects. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to publicly update or revise any forward-looking statements. Nothing on our website is intended to be included or incorporated by reference into, or made a part of, this presentation. Also included in this presentation are certain non-GAAP financial measures, which management believes complement the financial information presented in accordance with U.S. GAAP and therefore may be useful to investors. Our non-GAAP financial measures may not be comparable to similarly named or captioned non-GAAP financial measures of other companies. Except for certain forward-looking non-GAAP measures, a reconciliation of each presented non-GAAP measure to its most directly comparable GAAP measure is provided in the appendices to this presentation. FORWARD-LOOKING STATEMENTS AND NON-GAAP FINANCIAL MEASURES

UNMATCHED PORTFOLIO INDUSTRY-LEADING PERFORMANCE STRONG ESG FOUNDATION DISCIPLINED CAPITAL ALLOCATION + + Superior Shareholder Value + WEYERHAEUSER INVESTMENT THESIS

UNMATCHED PORTFOLIO INDUSTRY-LEADING PERFORMANCE STRONG ESG FOUNDATION DISCIPLINED CAPITAL ALLOCATION + + + GROW OUR TIMBER PORTFOLIO with $1 BILLION of disciplined investments through 2025 GROW EBITDA FROM NATURAL CLIMATE SOLUTIONS to $100 MILLION by 2025 CAPTURE OPX of $175-250 MILLION across businesses from 2022-2025 GROW LUMBER PRODUCTION by 5% annually through organic growth through 2025 PUBLISHED CARBON RECORD our forests store billions of tons of carbon and we are significantly carbon negative SET SCIENCE-BASED GHG REDUCTION TARGET aligned with a 1.5°C scenario and pathway to net zero COMMITTED TO GROW BASE DIVIDEND by 5% annually from 2022 - 2025 INCREASED SHARE REPURCHASE authorization to $1 BILLION PAID INTERIM SUPPLEMENTAL DIVIDEND of $0.50 per share on Oct. 19th          RECENT ANNOUNCEMENTS AND 2025 YEAR-END TARGETS Driving Growth and Shareholder Value 4

Rising Global Demand for Wood Fiber Increased Adoption of Wood-Based Building Increased Demand for Natural Climate Solutions Growing Demand for U.S. Housing 2 3 4 FUNDAMENTAL DRIVERS SHAPING OUR INDUSTRY We Are Well-Positioned to Capitalize on These Opportunities 1 5

UNMATCHED PORTFOLIO Our Quality, Diversity and Scale Cannot Be Replicated 6

WHO WE ARE A Tax-Efficient REIT With Three Industry-Leading Businesses WOOD PRODUCTS We are a scale, low-cost wood products manufacturer TIMBERLANDS We are the largest private timberland owner in North America REAL ESTATE, ENERGY & NATURAL RESOURCES We deliver the most value from every acre Approximate total acres as of September 22, 2021. 11 MILLION ACRES OWNED IN THE U.S. 35 MANUFACTURING FACILITIES ACROSS NORTH AMERICA 1 2 3 7

DIVERSE CUSTOMER MIX that fully values our quality, scale, reliability and sustainable practices PROPRIETARY SEEDLINGS yield superior growth, wood quality and survival characteristics CUSTOMIZED PLANTING deploys the best genetic material for each acre on our land base TARGETED SILVICULTURE generates superior volume and value in each geography LOW-COST PRODUCER that achieves top margin for lumber, panels and engineered wood PREMIUM LAND SALES maximizing value from each acre via higher-and-better-use parcels STEADY ROYALTY & LEASE INCOME maximizing value from surface & subsurface assets DELIVERED LOG MODEL captures maximum value from each tree using data-driven optimization HARVEST AND HAUL efficiency and logistics capabilities for low-cost and reliable operations HEALTHY FORESTS that are diverse, productive and grown sustainably to financial maturity OPTIMAL RAW MATERIALS to maximize mill margins through cost-effective fiber procurement WHAT WE DO Create and Capture Superior Value at Every Step NATURAL CLIMATE SOLUTIONS maximizing value through wind, solar, carbon, mitigation & conservation 8

For more information, view our alignment with key ESG frameworks, and visit www.wy.com/sustainability. HOW WE DO IT Our Sustainability Strategy Sustainability Is a Core Value Sustainability Is a Core Value CLIMATE HOMES COMMUNITIES WEYERHAEUSER SUSTAINABILITY AMBITIONS Working to Solve 3 BIG CHALLENGES BY 2030 9

OUR CARBON RECORD Our Net Impact Is Significantly Carbon Negative Metric tons of carbon dioxide equivalent (mtCO2e) for full year 2020. 32 MILLION mtCO2e in 2020 The world needs MORE OF THIS The world needs LESS OF THIS WE HAVE SET A SCIENCE-BASED GHG REDUCTION TARGET Aligned with 1.5° Celsius scenario and pathway to Net Zero OUR CARBON REMOVALS OUR CARBON EMISSIONS 7 MILLION mtCO2e in 2020 OUR CARBON STORAGE OUR TARGET IN TOTAL, OUR FORESTS STORE BETWEEN 2.3 BILLION and 3.6 BILLION mtCO2e For more information on our carbon record methodology, please visit the 3 by 30: Climate Change section of our website.

SUPERIOR HOLDINGS CREATE VALUE TODAY AND TOMORROW Unrivaled portfolio that cannot be replicated Diversified holdings at scale Superior supply chain Enduring value across market cycles Enhancing portfolio value through disciplined investments Unmatched timber-growing expertise TIMBERLANDS 11

(1) See appendix for reconciliation to GAAP amounts and definition of Adjusted EBITDA. Other is excluded. Approximate total acres as of September 22, 2021. High value Douglas fir Premium land west of the Cascade mountains Sawlogs are approximately 90% of harvest Unique Japan export presence Premium Southern yellow pine Superior quality pine planted forests Balanced mix of grade and fiber logs Scale operations in every major region Diverse hardwoods and softwoods Premium hardwood sawlogs Maximizing value with over 500 product grades UNMATCHED ASSETS & Supply Chain CAPABILITIES OUR TIMBERLANDS PORTFOLIO Unmatched Quality, Scale and Diversification 3 MILLION ACRES IN THE WEST 7 MILLION ACRES IN THE SOUTH 1 MILLION ACRES IN THE NORTH 12

THIRD-PARTY DOMESTIC CUSTOMERS WEYERHAEUSER MILLS EXPORT CUSTOMERS TIMBERLANDS REVENUE BY END MARKET (2020) We Flex Supply To Meet Dynamic Customer Demands and Capture Market Opportunities TIMBERLANDS CUSTOMERS Capture Full Value Through a Diverse Customer Mix 13

Percentages based on 2020 full year Timberlands export sales. UNIQUE JAPAN BUSINESS Multi-decade relationships supplying steady post & beam housing market Western timberlands ownership provides premium logs at unrivaled scale Largest log export facility in North America creates substantial supply chain advantage and efficiencies TIMBERLANDS EXPORT MARKETS Unrivaled Market Position and Supply Chain Expertise EXPORT REVENUE JAPAN CHINA KOREA OTHER EXPORT MARKETS Direct-to-customer strategy facilitates consistent demand Flexibility to quickly respond to shifts in global wood demand Southern exports positioned to grow Targeting new geographies and growing demand for wood fiber, biomass and pellets 14

NCREIF Timberland INDEX INDEXED MARKET VALUE Per Acre, by Region Source: National Council of Real Estate Investment Fiduciaries (NCREIF) Timberland Index. Changes in index composition may affect average market values (e.g. NCREIF Northwest expanded to include Idaho in 2013). Perpetually Growing Asset Low Correlation With Other Asset Classes   TIMBERLANDS Enduring Value Across Market Cycles 15

IMMEDIATE & SUSTAINED EBITDA GROWTH Harvest and cash flow measures reflect forecasted 5-year annual averages. See appendix for definition of Adjusted EBITDA and reconciliation to GAAP amounts. Divestitures include southern Oregon (2020) and North Cascades Washington (2021). (3) Acquisitions include mid-coastal Oregon (2020) and southwest Alabama (2021). WY Divested WY Acquired WY Ownership RECENT STRATEGIC PORTFOLIO UPGRADES Over $1.2 Billion of Transactions Have Enhanced Our Timberlands Position 16

DISCIPLINED INVESTMENTS OF $1 BILLION TO GROW OUR TIMBER PORTFOLIO 17 GOALS TO DRIVE GROWTH Enhancing Timberlands Portfolio Value by 2025 Generate near-term cash yields comparable to 2020-21 transactions leveraging WY scale and expertise Positioning portfolio through AVO 2.0 to deliver excess returns above transaction values Target investment zones in U.S. West and U.S. South DELIVERING STRONG TOTAL ACQUISITION RETURNS 4% - 6% Natural Climate Solutions Real Estate Other Natural Resources • Integration • Marketing • Supply Chain • Export premium • Silviculture • Productivity 7% - 8% WY Scale and Operational Expertise to Drive Industry-Leading Timber Returns Positioning Portfolio to Deliver Excess Returns

MAXIMIZE THE VALUE OF EVERY ACRE WE OWN REAL ESTATE, ENERGY & NATURAL RESOURCES Continually evaluate every acre Deliver a significant premium to timber value Serve rising demand for natural climate solutions Capture the full value of surface and subsurface assets Generate consistent and reliable cash flow 18

REAL ESTATE Unlock Higher and Better Use (HBU) Value Nimble Business Model Low Operating Costs Minimal Capital Investment 1.3 MILLION ACRES with HBU attributes CONTINUALLY EVALUATE every acre ≤1% of timberland acres SOLD ANNUALLY 55–80% Premium to Timber Value SINCE INCEPTION consistently exceeding 30% target Asset Value Optimization (AVO) PROCESS Approximate acres as of December 31, 2020. 19

ENERGY & NATURAL RESOURCES Maximize the Value of Surface and Subsurface Rights EBITDA MIX (1) Infrastructure Rights of Way Wind and Solar Power Wetland Mitigation Banks Aggregates & Industrial Materials Oil & Natural Gas Oil & Natural Gas Wind, Solar & Other Aggregates & Industrial Materials Cell Towers (1) See appendix for reconciliation to GAAP amounts. Percentages are approximate based on 2020 full year results. EBITDA Generated From Lease and Royalty Payments 20

NATURAL CLIMATE SOLUTIONS Leveraging Our Unmatched Scale Preserving Valuable Ecosystems Leasing Land for Wind and Solar Production MITIGATION & CONSERVATION RENEWABLE ENERGY FOREST CARBON CARBON CAPTURE & STORAGE Participating in the Emerging Offsets Market Growing Our Current Business Subsurface Leasing for Carbon Sequestration Extending Our Business Model 21

22 BUILDING A $100 MILLION NATURAL CLIMATE SOLUTIONS BUSINESS Growing EBITDA as Carbon Markets Develop Natural Climate Solutions Adjusted EBITDA(1) Targeting nearly $80 million of Adjusted EBITDA growth in Natural Climate Solutions Primary growth from new Forest Carbon and Carbon Capture and Storage (CCS) opportunities Also expanding current mitigation banking, conservation and renewable energy businesses Future upside beyond 2025 as markets continue to develop (1) See appendix for definition of Adjusted EBITDA and reconciliation to GAAP amounts.

Consistent, Reliable Cash Generation – Growing Natural Climate Solutions (1) See appendix for reconciliation to GAAP amounts. The quantity of real estate HBU property was reduced by divestitures of the company’s Michigan and Montana timberlands in 2019 and 2020, respectively. Adjusted EBITDA(1) $ in millions $189 $241 $264 Real Estate Energy & Natural Resources $274 Shifting societal preferences driving robust demand for rural recreational properties Continued strong demand from recreational and investment buyers Growing Natural Climate Solutions Business as emerging Forest Carbon and CCS markets develop $241 REAL ESTATE, ENERGY & NATURAL RESOURCES 23

WOOD PRODUCTS 24 MAXIMIZING MARGIN THROUGH THE BUSINESS CYCLE Unmatched scale, brand and reputation Diversified mix of high-quality products Relentless focus on industry-leading cost structure Diverse customer mix and demand drivers Superior returns through the cycle: “Black at the bottom” Organically growing lumber production to serve increasing market demand 24

LUMBER ORIENTED STRAND BOARD ENGINEERED WOOD PRODUCTS DISTRIBUTION 2nd largest producer in North America 19 lumber mills 5.2 BBF capacity 4th largest producer in North America 6 oriented strand board mills 3.1 BSF capacity Located in the largest homebuilding markets 18 distribution centers Adjusted EBITDA(1) BY BUSINESS (2018-2020) 5% UNMATCHED ASSETS & Supply Chain CAPABILITIES #1 engineered wood capacity in North America 6 engineered wood mills (42 MMCF capacity) 3 veneer/plywood mills (610 MMSF capacity) 1 medium density fiber mill (265 MMSF capacity) Statistics for full year 2020. Source: Competitor reports, public filings, APA. Production capacity for engineered wood represents total solid section press capacity. Weyerhaeuser engineered solid section facilities also may produce engineered I-joists to meet market demand. In 2020, approximately 25 percent of Weyerhaeuser’s total press production was converted into I-joists. WOOD PRODUCTS PORTFOLIO Industry-Leading Scale, Diversification and Quality (1) See appendix for reconciliation to GAAP amounts and definition of Adjusted EBITDA. Other is excluded. 25

NEW RESIDENTIAL: SINGLE & MULTI-FAMILY REPAIR & REMODEL: PROFESSIONAL AND DIY PERCENT OF SALES BY END MARKET (2020) NON-RESIDENTIAL CONSTRUCTION, INDUSTRIAL AND OTHER USES WOOD PRODUCTS Diverse Demand Drivers and Customer Mix Percentages are approximate based on 2020 full year Wood Products net sales. Customers Value Our Quality, Scale, Reliability and Sustainable Practices 26

$ in millions Delivering and Maintaining Record Low-Cost Structure Improved EWP & Distribution EBITDA Through Market Headwinds ADJUSTED EBITDA(1) Positioned for Superior Performance Through the Cycle Cost Net of Logs/MBF Indexed to 2013 Controllable Cost/M38 Indexed to 2013 Lumber OSB WOOD PRODUCTS Achieved “Black at the Bottom” (1) See appendix for definition of Adjusted EBITDA and reconciliation to GAAP amounts. 27

EXPANDING CAPACITY AND ACHIEVING TOP QUARTILE COST STRATEGICALLY ENHANCING OUR LUMBER PORTFOLIO Cost Reduction and Organic Growth Through Brownfield Modernization Dierks, AR Modernization 400 MMBF COMPLETED 2018 (1) Annual improvement in controllable cost per thousand board feet produced, as of 2020 year end. Improve cost Enhance product mix and fee timber alignment Strong, sustainable returns Strategic, low risk investments in proven mills and teams Millport, AL Modernization 330 MMBF COMPLETED 2019 Holden, LA Modernization 260 MMBF COMPLETION IN 2023 28

WOOD PRODUCTS Prudent Investments to Serve Growing Demand for Wood-Based Building Growing production by 5% annually through 2025(1) Improving productivity and reliability of existing mills LUMBER ORIENTED STRAND BOARD ENGINEERED WOOD PRODUCTS DISTRIBUTION Optimizing production levels and mix as market demand expands Optimizing alignment with strategic markets Expect Growth Will Be Driven Primarily by Lumber and Engineered Wood (1) Expect lumber production will grow from 4.9 BBF in 2021 to 5.7 BBF in 2025. Production growth will be achieved by capturing full benefit of Millport and Holden mill modernizations and investing to improve reliability, productivity and cost structure of the company’s existing mill set. 29

INDUSTRY-LEADING PERFORMANCE Significant, Sustainable Margin Improvement Through the Cycle 30

OPERATIONAL EXCELLENCE Delivering Sustainable Margin Improvement Through the Cycle SUSTAINABLE MARGIN IMPROVEMENT Our Ongoing Core OpX Focus EXPANDING OUR REACH WITH OPX 2.0 Finding Opportunity in Every Corner Future Value World Class Execution on Critical Activities That Generate Longer-Term Value Cost Avoidance Intentional Work to Eliminate or Reduce Potential Cost Increases in the Future Efficiency Projects That Standardize Processes, Reduce Manual Work, Streamline Systems Cross-Business OpX Opportunities to Drive Improvement Within Our Integrated Supply Chain Timberlands Harvest & Haul • Silviculture Marketing • Merchandising Wood Products Controllable Cost • Recovery Reliability • Product Mix Cross- Business OpX 31

DELIVERING SUPERIOR RELATIVE PERFORMANCE Industry-Leading Position ON TRACK TO DELIVER $50-75 MILLION IN OPX MARGIN IMPROVEMENT FOR 2021 OUR Western Timberlands Business BEST EBITDA PER ACRE OUR Distribution Business LARGEST MARGIN IMPROVEMENT Record Low-Cost Structure in Lumber & OSB Highest Adjusted EBITDA in Last 15 Years #1 or #2 in All Manufacturing Businesses in 2020 2020 2014-2020 2020 OUR Softwood Lumber Business HIGHEST MARGIN 2020 OUR Oriented Strand Board Business HIGHEST MARGIN OUR Engineered Wood Products Business HIGHEST MARGIN 2020 2020 32

WHERE WE ARE HEADED Continued Focus on OpX to Maintain and Enhance Industry-Leading Performance Reduce Controllable Costs 10% in Lumber | 5% in Oriented Strand Board Improve Process Reliability Across All Manufacturing Lines Maintain Low-Cost Supply Chain Harvest & Transportation | Roads | Silviculture & Regeneration Increase Mix of Higher-Value Products Grow Exports | Capture Premiums | Maximize Merchandising CRITICAL FOCUS AREAS FOR WOOD PRODUCTS CRITICAL FOCUS AREAS FOR TIMBERLANDS $175-250 MILLION 33 OVERALL OPX TARGET FOR 2022-2025

DISCIPLINED CAPITAL ALLOCATION Long-Term Commitment to Balancing Three Key Priorities 34

INVEST IN OUR BUSINESSES RETURN CASH TO SHAREHOLDERS MAINTAIN AN APPROPRIATE CAPITAL STRUCTURE CORE ALLOCATION Investment Grade Credit Rating Disciplined Capital Expenditures Sustainable Base Dividend OPPORTUNISTIC ALLOCATION Value-Enhancing Growth Opportunities Liability Management Supplemental Dividends & Share Repurchases DISCIPLINED CAPITAL ALLOCATION Balanced and Sustainable Philosophy – Three Key Priorities 35

0 (1) See appendix for definition of Adjusted FAD and reconciliation to GAAP amounts. (2) Under some market conditions, Weyerhaeuser may also utilize opportunistic share repurchase to achieve a portion of its targeted return of 75-80% of Adjusted FAD. Quarterly cash base dividend of $0.17 per share Supported by cash flow from Timberlands and Real Estate & ENR Positioned to grow over time Flexible tools to achieve total return of 75-80% of annual Adjusted FAD(1) Primary tool will be variable supplemental cash dividend Generally paid annually in first quarter based on prior year cash flow Annual Adjusted FAD 75-80% Payout Quarterly Base Cash Dividends Targeted Annual Return to Shareholders TARGETED RETURN OF CASH TO SHAREHOLDERS Calculated on an Annual Basis RETURNING CASH TO SHAREHOLDERS “Base Plus Variable Supplemental” Dividend Framework 36

UNPRECEDENTED CASH FLOW GENERATION More than $2.4 Billion of Year-to-Date Adjusted FAD Substantial earmark remains for 2022 Q1 variable supplemental dividend Record Wood Products results Committed to Returning Cash to Shareholders 2021 YTD CASH EARMARKED FOR SHAREHOLDER RETURN (1) Through Q3 2021. See appendix for definition of Adjusted FAD and reconciliation to GAAP amounts. (2) Assumes midpoint of 75-80% payout range. (3) On September 22, 2021, our board of directors declared a one-time interim supplemental dividend of $0.50 per share that was paid on October 19, 2021. Highest year-to-date operating cash flow on record 37

TARGETING 5% ANNUAL BASE DIVIDEND GROWTH Driven by Timberlands and Natural Climate Solutions (1) Assumes current quarterly base dividend of $0.17 per share. Timberlands: Targeted acquisitions & Business Development $0.68 2021 Pro Forma 2025 Outlook 2022 2023 2024 Current base dividend(1) Future BASE dividend NATURAL CLIMATE SOLUTIONS: ebitda Grows to $100 Million PERFORMANCE IMPROVEMENTS: Innovation & CapEx Improve Margins & Down-Cycle Cash Flows ~5% ANNUAL GROWTH DIVIDEND GROWTH DRIVERS $0.68 38

OUR TOTAL DIVIDEND FRAMEWORK Appropriately Aligned With Cash Flow Generation Expect to Return Meaningful Amounts of Cash Across Market Cycles $ per share BASE AND VARIABLE SUPPLEMENTAL DIVIDEND POTENTIAL $0.68 Annual Base Dividend 2021 Pro Forma(1) Annual Base Dividend Increase 2022-2025 2025 Dividend Framework Potential (1) Assumes quarterly base dividend of $0.17 per share. Range of Wood Products Performance Sustainable and growing base dividend, supported by stable Timberlands and Real Estate and ENR segments Variable supplemental dividend supported by strong Wood Products earning power Variable Supplemental Dividend Driven by Wood Products Across Market Cycles 5% Annual Base Dividend Growth Driven by Timberlands & Natural Climate Solutions Growth 39

$1 BILLION SHARE REPURCHASE AUTHORIZATION Authorized new $1 billion share repurchase program Replaces prior $500 million program, which had $414 million of authorization remaining  Repurchased $26 million in 2021 Q3 at average price of $33.82 per share Will continue to deploy opportunistically as part of commitment to returning capital to shareholders 40 INCREASED SHARE REPURCHASE AUTHORIZATION Well-Positioned for Strategic and Opportunistic Deployment

CAPITAL EXPENDITURES

Organic Investments to Sustain and Enhance Our Operations

CAPITAL EXPENDITURES


$424
$333
~$460
$420-$440
$ in millions
2016-2018 Average(1)
2019-2020 Average
2021 Outlook(2)
2022-2025 Estimate

Expect 2022-2025 **CAPEX** Lower than **2021**

Wood Products: ~$320 million in 2021
- Maintenance capex is $150-200 million
- Projects to improve costs and reliability
- Strategic lumber mill modernization

Timberlands: ~$125 million in 2021
- Reforestation and silviculture
- Roads and infrastructure

Real Estate & ENR: Minimal
- Limited spending for entitlement activities and Natural Climate Solutions

Corporate: ~$15 million in 2021
- Primarily IT systems

Driving Future Growth With Capital Expenditures Lower Than 2021

(1) Capital expenditures for 2016 exclude discontinued operations.
(2) We anticipate our capital expenditures for 2021 will be slightly below $460 million as a result of supply chain and contract labor constraints.

41

Maintain AN appropriate capital structure Operating from Strong Financial Position with Significant Flexibility NET DEBT TO ADJUSTED EBITDA (LTM)(1) 3.5x INVESTMENT GRADE CREDIT PROFILE   Baa2 Moody’s BBB Standard & Poor’s AMPLE LIQUIDITY   OPPORTUNISTIC LIABILITY MGMT STRONG ASSET COVERAGE Nearly 85% of business assets are in Timberlands 3.5x Target Net debt/Adjusted EBITDA over the cycle Reduced Debt by $1.2 billion in 2020 and 2021 LEVERAGE RATIO WELL BELOW 3.5x OVER THE CYCLE TARGET 3.5x (1) Last twelve months Adjusted EBITDA for each quarter presented. See appendix for definition of Net Debt to Adjusted EBITDA and reconciliation to GAAP amounts. Reduced Pension Obligation by $765 million in 2020 $1.5 billion available revolving line of credit 42

LUMBER ORIENTED STRAND BOARD WESTERN LOGS SOUTHERN LOGS market dynamics for our products Improving sawlog demand Fiber log demand generally stable Log pricing showing notable gains across several geographic sub-areas Emerging log export opportunity Increasing demand from residential construction activity Favorable industry operating rates B.C. mill closures reduced industry capacity Pricing above historic levels Mass timber and CLT gaining momentum Increasing demand from residential construction activity Favorable operating rates Pricing above historic levels Solid domestic wood products production Fire salvage activity resulting in more small diameter logs and higher large log premium Favorable Japanese demand Solid Chinese log demand, with European and Australian supply challenges

WEYERHAEUSER INVESTMENT THESIS UNMATCHED PORTFOLIO INDUSTRY-LEADING PERFORMANCE STRONG ESG FOUNDATION DISCIPLINED CAPITAL ALLOCATION + + Superior Shareholder Value +

APPENDIX Market Overview and Supplemental Information 45

42% Reduction vs. 2020 Adverse weather conditions in British Columbia have resulted in operational and transportation disruptions, including: Approximately one week of downtime at Princeton lumber mill Lower regional sales volumes, primarily for lumber and OSB We now expect OSB sales volumes to be comparable to 2021 Q3 We now expect sales realizations for solid section and I-joist products to be moderately higher than 2021 Q3 WEYERHAEUSER’S AVERAGE SALES REALIZATIONS LUMBER(1) OSB(2) (1) Changes in average realizations typically lag changes in industry benchmark pricing due to length of order files. (2) WY reports OSB realizations in MSF 3/8”. Changes in average realizations typically lag changes in industry benchmark pricing due to length of order files. KEY UPDATES 2021 Q4 OUTLOOK UPDATE Approximate Change As of December 10, 2021

Generation Z and Millennials are the largest population cohort, and entering peak homebuying years Renewed preference for single family homes, which use roughly 3x as much wood as multifamily units Current homebuilding rates will not fully address current deficit of 4 million homes Low mortgage rates, and record low inventories for existing and new home sales FAVORABLE DEMOGRAPHICS U.S. HOUSING REMAINS UNDERBUILT Underlying Demand U.S. Housing Starts Sources: FEA, U.S. Census Bureau Source: FEA; U.S. Census Bureau EXPECT LONG-TERM GROWTH IN U.S. HOUSING Strong Demographic Fundamentals and Significant Housing Deficit

STRONG REPAIR & REMODEL ACTIVITY Strong repair & remodel spending, including larger professional built projects and steady do-it-yourself activity Housing stock continues to age, with median age greater than 40 years Rising home equity U.S. HOUSING STOCK MEDIAN AGE OF OWNER-OCCUPIED HOMES U.S. RETAIL BUILDING MATERIALS SALES TOTAL SPENDING 42 years Annualized Source: U.S. Census Bureau 2019 American Housing Survey, FEA Source: U.S. Census Bureau 2021 YTD Annualized as of August 2021

LUMBER DEMAND AND FUNDAMENTALS ARE FAVORABLE LUMBER PRICING FRAMING LUMBER COMPOSITE NORTH AMERICAN LUMBER CONSUMPTION BY END USE, 2020 Source: FEA Source: Random Lengths Q4 QTD as of 12/10/2021 Strong new residential construction activity and solid home improvement demand Expect 17% increase in North American lumber demand between 2020 and 2025 Current pricing above historic levels Infrastructure bill expected to increase non-residential demand Mass timber and CLT will drive higher non-residential usage over time

Log supply declining in British Columbia due to fires, pine beetle and lower allowable cut Canadian lumber exports to the U.S. remain subject to duties Canadian share of lumber market has decreased U.S. Southern lumber production gaining share Source: WWPA Billion board feet ANNUAL CHANGE IN LUMBER PRODUCTION BY REGION NORTH AMERICAN LUMBER PRODUCTION BY REGION, 2020 Source: FEA Total North American softwood lumber production 58 BBF in 2020 LUMBER B.C. Mill Closures Have Reduced Industry Capacity 50

OSB MARKET FUNDAMENTALS ARE POSITIVE Strong demand from new residential construction activity Favorable industry operating rates Current pricing above historic levels Source: FEA ORIENTED STRAND BOARD PRICING 7/16” NORTH CENTRAL NORTH AMERICAN OSB CONSUMPTION BY END USE, 2020 Source: Random Lengths Q4 QTD as of 12/10/2021

WESTERN LOGS

Favorable Domestic and Export Demand

- **Largest driver of demand is growing U.S. housing activity**
- **Favorable Japanese demand for premium logs**
- **Solid Chinese demand, with European and Australian supply challenges**
- **Able to rapidly flex volume in response to changing markets**

WESTERN SAWLOG PRICING

DELIVERED DOUGLAS FIR #2



900
800
700
600
500
400
300
200
100
0
$/MBF
1995 1997 1999 2001 2003 2005 2007 2009 2011 2013 2015 2017 2019 2021 YTD
YTD
Source: Log Lines, Weyerhaeuser
YTD as of Nov. 2021
ANNUAL

WY's SENSITIVITY

CHANGE IN REALIZATIONS

$25/MBF

≈ $30 million

EBITDA

ANNUALLY

WY transacts Western logs primarily in MBF but reports in ton equivalents. A $5/ton change in WY realizations is approximately $40 million of annual EBITDA.

U.S. WESTERN HOUSING STARTS

SEASONALLY ADJUSTED ANNUAL RATE



0.7
0.6
0.5
0.4
0.3
0.2
0.1
0
Millions
Single-family
Multi-family
2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 YTD
Source: Bureau of Census
YTD as of August 2021
ANNUAL

JAPAN HOUSING STARTS

WOOD-BASED



0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
Millions
2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 LTM
Source: JAWIC
LTM as of July 2021
ANNUAL

CHINA SOFTWOOD LOG IMPORTS

FROM ALL COUNTRIES



60
50
40
30
20
10
-
Million cubic meters
All Other
New Zealand
Europe
USA
2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 LTM
ANNUAL

Source: China Gov't Statistics. Customs Code Numbers: 4403-2000 Logs, coniferous.
LTM as of July 2021

52

SOUTHERN LOGS

Improving Sawlog Demand Will Drive Long-Term Price Improvement

- Sawlog **demand improving as capacity and operating rates increase**
- **WY fiber log demand stable**
- **WY's timberlands are well-positioned to benefit from rising lumber production and capacity across the South**
- **Additional upside opportunity from Southern log exports**

SOUTHERN SAWLOG PRICING

DELIVERED SOUTHERN AVERAGE PINE SAWLOG



$/GREEN TON
60
55
50
45
40
35
1996
1998
2000
2002
2004
2006
2008
2010
2012
2014
2016
2018
2020
YTD
ANNUAL

WY's SENSITIVITY

CHANGE IN REALIZATIONS

$5/ton

≈ $60 million

EBITDA ANNUALLY

Source: Timber Mart-South
YTD as of Q3 2021

U.S. SOUTH CAPACITY ADDITIONS

2019-2022



3 BBF
EXPECTED
2021-2022
New Sawmill Capacity Announced
New Sawmill Capacity Completed
WY Timberlands
WY Export Facility

Source: Forisk, Company Reports



SAWMILL CAPACITY ADDITIONS
ANNOUNCED BY STATE
2021-2022
MMBF
1,200
900
600
300
0
VA
TX
AR
FL
AR
LA
GA
AL
MS

Source: Forisk, Company Reports

53

100% OF OUR TIMBERLANDS ARE REFORESTED AFTER HARVEST WE PLANT ABOUT 140-150 MILLION TREES EACH YEAR Sustainable Forestry • Carbon Sequestration • Reduced Environmental Footprint WE PARTICIPATE IN 11 HABITAT CONSERVATION PLANS IN NORTH AMERICA WE HARVEST ONLY 2% of our forests each year 99% OF OUR WASTE IS REUSED OR RECYCLED WE REMOVE the equivalent of 32 MILLION METRIC TONS of CO2 IN OUR FORESTS & WOOD PRODUCTS ANNUALLY That’s like taking 7 MILLION CARS OFF THE ROAD every year! WE MEET MORE THAN 70% OF OUR OWN ENERGY NEEDS USING RENEWABLE BIOMASS WE REDUCED OUR GREENHOUSE GAS EMISSIONS BY MORE THAN SINCE 2000 OUR MILLS HAVE IMPROVED ENERGY EFFICIENCY BY 16% IN THE LAST FIVE YEARS MANUFACTURING TIMBERLANDS ON AVERAGE WE USE 95% OF EVERY LOG 100% OF OUR TIMBERLANDS & WOOD FIBER PROCUREMENT IS CERTIFIED TO THE WE LEAVE TREE BUFFERS ALONG WATERWAYS TO PROTECT AQUATIC HABITAT Strong ESG Foundation Environmental Stewardship 54

GOVERNANCE HUMAN CAPITAL MANAGEMENT 94% OF ALL SALARIED EMPLOYEES HAVE AN INDIVIDUAL DEVELOPMENT PLAN WE DRIVE SIGNIFICANT SAFETY IMPROVEMENT WE DELIVER FACILITATOR-LED UNCONSCIOUS BIAS TRAINING TO ALL SALARIED EMPLOYEES ETHISPHERE NAMED WY ONE OF THE WORLD’S MOST ETHICAL COMPANIES® FOR THE 12TH TIME OUR GOVERNANCE PRACTICES ALIGN WITH INVESTOR STEWARDSHIP GROUP PRINCIPLES Operating Safely • Developing Our People • Maintaining Strong Integrity 90% OF JOB OFFERS EXTENDED WERE ACCEPTED IN 2020 SAFETY RECORDABLE INCIDENT RATE BOARD DIVERSITY Women Men Racially Diverse WE’VE APPOINTED 7 NEW DIRECTORS TO OUR BOARD SINCE 2015 WE REDUCED SERIOUS EMPLOYEE INJURIES BY 60% IN 2020 WE ARE AN INDUSTRY LEADER IN SAFETY 1990 2020 Strong esg foundation Social Responsibility and Corporate Governance 55

ESG RATINGS AND INDICES Leading and Improving Performance MSCI ISS QualitySCORE(2) (1=most favorable) Continuing to benchmark and enhance our performance Committed to achieving full recognition for our strong practices Best-in-class performance among North American companies and peers OTHER EXTERNAL RECOGNITION ETHISPHERE named WY one of the WORLD’S MOST ETHICAL COMPANIES® S&P Global(1) 56 (1) Rating as of December 1, 2021. The S&P Global Corporate Sustainability Assessment (CSA) was formerly known as the Dow Jones Sustainability Index (DJSI). (2) Rating as of December 1, 2021. ISS QualityScore ratings are reported monthly.

We are “Black at the Bottom” TIMBERLANDS ADJUSTED EBITDA(1,2) PER ACRE WEST LUMBER(4) ORIENTED STRAND BOARD SOUTH ENGINEERED WOOD PRODUCTS DISTRIBUTION Source for competitor data: public SEC filings, National Council of Real Estate Investment Fiduciaries (NCREIF). Results include only North American operations. See appendix for reconciliation to GAAP amounts. 2020 EBITDA for Weyerhaeuser Southern Timberlands reflects announced 10 percent reduction in 2020 fee harvest volumes. Timberlands peers include NCREIF, PotlatchDeltic and Rayonier. To improve comparability with peer disclosures, amounts shown for Weyerhaeuser include Timberlands EBITDA and non-timber income currently reported in the company’s Energy & Natural Resources business. Wood Products peers include BlueLinx, Boise Cascade, Canfor, Interfor, Louisiana Pacific, Norbord and West Fraser. 2017-2020 lumber margins include expenses for softwood lumber countervailing and anti-dumping duties for all companies shown. WOOD PRODUCTS ADJUSTED EBITDA MARGIN(1,3) Weyerhaeuser Timberlands & ENR vs Peers Weyerhaeuser Timberlands & ENR vs Peers Weyerhaeuser vs Peers Weyerhaeuser vs Peers Weyerhaeuser vs Peers Weyerhaeuser vs Peers 57 DRIVING SUPERIOR RELATIVE PERFORMANCE Our OpX Scorecard

SUSTAINABLE BASE DIVIDEND supported by Timberlands and Real Estate & ENR cash flow, even at bottom of the cycle SUPPLEMENTAL DIVIDEND or share repurchase to achieve targeted return of 75-80% of annual Adjusted FAD EXCESS CASH above 75-80% of Adjusted FAD available for growth, debt paydown and additional share repurchase ADJUSTED FUNDS AVAILABLE FOR DISTRIBUTION (1) Our cash flow supports the base dividend, even in adverse markets $ in millions BASE DIVIDEND $971 (1) See appendix for reconciliation to GAAP amounts and definitions of Adjusted EBITDA and Adjusted FAD. Returning cash to shareholders Dividend Framework is Sustainable Over the Business Cycle 58

WELL-LADDERED DEBT PROFILE No Maturities Until 2023 (1) $860 million WestRock note maturing 2023 includes extension option. Revolving credit facility was undrawn as of September 30, 2021. This credit facility has a capacity of $1.5 billion and expires in January 2025. $5.1 billion of long-term debt currently outstanding 100% fixed rate Weighted average maturity of 7 years Weighted average interest rate of 6.1% Repaid $150 million of bonds at maturity in October 2021 Repaid $225 million 2026 term loan in 2021 Q2 Redeemed $825 million of 2023 bonds in 2020 Q3-Q4 Revolver used for working capital management as needed Debt maturity profile(1) $ in millions 59

OUR COMPANY VISION

(1) Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold, unallocated pension service costs and special items. Adjusted EBITDA excludes results from joint ventures. Adjusted EBITDA should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results. (2) Net earnings for 2017, 2018, 2019 and 2020 include net charges of $52 million, $122 million, $354 million and $285 million, respectively, of after-tax non-operating special items which are reported in non-operating pension and other post-employment benefit costs, interest income and other, interest expense, net, and income taxes. ADJUSTED EBITDA RECONCILIATION Total Company 61

(1) LTM = last twelve months. (2) Net debt to Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Net debt to Adjusted EBITDA, as we define it, is long-term debt and borrowings on line of credit, net of cash and cash equivalents divided by the last twelve months of Adjusted EBITDA. (3) Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold, unallocated pension service costs and special items. Adjusted EBITDA excludes results from joint ventures. Adjusted EBITDA should not be considered in isolation from and is not intended to represent an alternative to our GAAP results. Net debt to ADJUSTED EBITDA RECONCILIATION Total Company 62

(1) Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold, unallocated pension service costs and special items. Adjusted EBITDA excludes results from joint ventures. Adjusted EBITDA should not be considered in isolation from and is not intended to represent an alternative to our GAAP results. (2) Results exclude Real Estate, Energy & Natural Resources, which was reported as part of legacy Weyerhaeuser’s Timberlands segment. West includes Plum Creek Washington and Oregon operations. South includes Plum Creek Southern Resources. North includes Plum Creek Northern Resources less Washington and Oregon. Results from Longview Timber are included in Other for 2013 and in Western Timberlands for 2014 and forward. Other also includes results from international operations and certain administrative charges. (3) Results represent Plum Creek Timberlands EBITDA from October 1, 2011 through February 18, 2016. ADJUSTED EBITDA RECONCILIATION Timberlands 63

(1) Amounts presented reflect the results of operations acquired in our merger with Plum Creek Timber, Inc. beginning on the merger date of February 19, 2016. (2) Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold, unallocated pension service costs and special items. Adjusted EBITDA excludes results from joint ventures. Adjusted EBITDA should not be considered in isolation from and is not intended to represent an alternative to our GAAP results. ADJUSTED EBITDA RECONCILIATION Wood Products 64

(1) Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold, unallocated pension service costs and special items. Adjusted EBITDA excludes results from joint ventures. Adjusted EBITDA should not be considered in isolation from and is not intended to represent an alternative to our GAAP results. ADJUSTED EBITDA RECONCILIATION Real Estate, Energy & Natural Resources 65

(1) Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold and special items. Adjusted EBITDA should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results. We have not provided a reconciliation of forecasted Adjusted EBITDA related to the recent acquisitions and divestitures for our Timberlands segment or forecasted Adjusted EBITDA related to Natural Climate Solutions to the most comparable GAAP measure because Adjusted EBITDA excludes the impact of certain items described in the definition above and management cannot estimate the impact these items will have on Adjusted EBITDA without unreasonable effort. We believe that the probable significance of providing these forward-looking non-GAAP financial measures without a reconciliation to operating income is that investors and analysts will have certain information that we believe is useful and meaningful regarding our acquisitions and divestitures and Natural Climate Solutions business, but they will not have that information on a GAAP basis. As a result, investors and analysts may be unable to accurately compare the expected impact to our historical results or the results or expected results of other companies that may have treated such matters differently. Management believes that, given the inherent uncertainty of forward-looking statements, investors and analysts will be able to understand and appropriately take into account the limitations in the information we have provided. Investors are cautioned that we cannot predict the occurrence, timing or amount of all non-GAAP items that we exclude from Adjusted EBITDA. Accordingly, the actual effect of these items, when determined, could potentially be significant to the calculation of Adjusted EBITDA over the medium-term. ADJUSTED EBITDA RECONCILIATION Natural Climate Solutions 66

ADJUSTED FUNDS AVAILABLE FOR DISTRIBUTION (FAD) RECONCILIATION (1) Funds available for distribution (FAD) is a non-GAAP measure that management uses to evaluate the company's liquidity. FAD, as we define it, is net cash from operations adjusted for capital expenditures. FAD measures cash generated during the period (net of capital expenditures) that is available for dividends, repurchases of common shares, debt reduction, acquisitions, and other discretionary and nondiscretionary capital allocation activities. FAD should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results. (2) Adjusted funds available for distribution (Adjusted FAD) is a non-GAAP measure that management uses to evaluate the company's liquidity. Adjusted FAD, as we define it, is net cash from operations adjusted for capital expenditures and significant non-recurring items. Adjusted FAD measures cash generated during the period (net of capital expenditures and significant non-recurring items) that is available for dividends, repurchases of common shares, debt reduction, acquisitions, and other discretionary and nondiscretionary capital allocation activities. Adjusted FAD should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results.